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                                                                    Exhibit 4.1

                                  DENTALCO, INC.


    DENT

COMMON STOCK                                                       COMMON STOCK
$.0001 PAR VALUE                                               $.0001 PAR VALUE

                 INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



THIS CERTIFIES that



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.0001 PAR VALUE PER SHARE OF DENTALCO, INC. (the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

    This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the articles of incorporation of the Corporation, and any amendments thereto.

    Each share of the common stock shall have equal rights, privileges and preferences and shall be entitled to one vote per share. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


Secretary



Chairman/CEO

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COUNTERSIGNED AND REGISTERED:

                              First Union National Bank

                                    TRANSFER AGENT
                                    AND REGISTRAR

BY

AUTHORIZED OFFICER



    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT - Under the _______________ Uniform Gifts to Minors
                               (State)
Act_____________________ as  custodian for _________________.
   (Name of Custodian)                     (Name of Minor)

    Additional abbreviations may also be used though not in the above list.


For value received, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________________

_____________________________________________________________________________


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

____________________________________________________________________  Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________________________________

_____________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________



                        ________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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